UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)     July 29, 2004
                                                 ------------------------------

Morgan Stanley ABS Capital I Inc. (as depositor under the Pooling and Servicing Agreement, dated as of July 1, 2004, relating to the Morgan Stanley ABS Capital I Inc. Trust 2004-WMC1 Mortgage Pass-Through Certificates, Series 2004-WMC1)
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            (Exact name of registrant as specified in its charter)


    Delaware                         333-113543-09               13-3939229
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(State or other jurisdiction        (Commission                    (IRS
Employer of incorporation)          File Number)            Identification No.)

1585 Broadway, New York, New York                                 10036
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(Address of principal executive offices)                       (Zip Code)


Registrant's telephone number, including area code      (212) 761-4000
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                              Not Applicable
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        (Former name or former address, if changed since last report.)

Item 5.     Other Events.
            ------------

      Attached as Exhibit 4 is the Pooling and Servicing Agreement (as defined below) for Morgan Stanley ABS Capital I Inc. Trust 2004-WMC1 Mortgage Pass-Through Certificates, Series 2004-WMC1. On July 29, 2004, Morgan Stanley ABS Capital I Inc. (the "Company") caused the issuance, pursuant to a Pooling and Servicing Agreement, dated as of July 1, 2004 (the "Pooling and Servicing Agreement"), by and among the Company, as depositor, HomEq Servicing Corporation, as servicer, Deutsche Bank National Trust Company, as trustee, and WMC Mortgage Corp., as responsible party, of Morgan Stanley ABS Capital I Inc. Trust 2004-WMC1 Mortgage Pass-Through Certificates, Series 2004-WMC1 (the "Certificates"), issued in thirteen classes. The Class A-2, Class A-3, Class A-4, Class M-1, Class M-2, Class M-3, Class B-1, Class B-2 and Class B-3 Certificates, with an aggregate scheduled principal balance as of July 29, 2004 of $390,040,000, were sold to Morgan Stanley & Co. Incorporated ("MS&Co."), Blaylock & Partners, L.P. ("Blaylock") and Utendahl Capital Partners, L.P. (collectively with MS&Co. and Blaylock, the "Underwriters"), pursuant to an Underwriting Agreement dated as of July 23, 2004 by and among the Company and the Underwriters.

      Capitalized terms used herein and not defined herein have the same meanings ascribed to such terms in the Pooling and Servicing Agreement.

Item 7.     Financial Statements, Pro Forma Financial Information and
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Exhibits.

(c)   Exhibits

Exhibit 4 Pooling and Servicing Agreement, dated as of July 1, 2004, by and among the Company, as depositor, HomEq Servicing Corporation, as servicer, Deutsche Bank National Trust Company, as trustee, and WMC Mortgage Corp., as responsible party.

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:  August 13 , 2004                   MORGAN STANLEY ABS CAPITAL I
                                          INC.

                                          By:
                                                     /s/ Valerie H. Kay
                                          ------------------------------------
                                              Name: Valerie H. Kay
                                              Title:   Executive Director

                          INDEX TO EXHIBITS

Item  601(a)  of                                                 Paper (P) or
Regulation  S-K                                                   Electronic
Exhibit No.               Description                                 (E)
-----------               -----------                                 ---

4                         Pooling and Servicing Agreement,            (E)
                          dated as of July 1, 2004, by and
                          among the Company, as depositor,
                          HomEq Servicing Corporation, as
                          servicer, Deutsche Bank National
                          Trust Company, as trustee, and
                          WMC Mortgage Corp., as responsible
                          party.